Exhibit 35.2

ANNUAL STATEMENT OF COMPLIANCE

of

CWCAPITAL ASSET MANAGEMENT LLC

In accordance with the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, James P. Shevlin, as President/Chief Operating Officer of CWCapital Asset Management LLC (“CWCAM”), hereby certifies as of the date hereof, solely in his capacity and as an authorized officer of CWCAM and not in his individual capacity, subject to any limitations listed on Schedule I, as follows:

(a)

A review of CWCAM’s activities during the periods noted on Schedule I (each, a “Reporting Period”) and of CWCAM’s performance under the applicable Servicing Agreement has been made under my supervision; and

(b)

To the best of my knowledge, based on such review, CWCAM has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects throughout the applicable Reporting Period.

Dated:  February 28, 2022

CWCapital Asset Management LLC

/s/ James P. Shevlin

James P. Shevlin

President/Chief Operating Officer

/s/ Bruce Cunningham

Bruce Cunningham

Chief Financial Officer

Schedule I:

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
Aventura 2018-AVM	Trust and Servicing Agreement	06/29/2018	Special Servicer	01/01/2021 – 12/31/2021
BACM 2007-1	Pooling and Servicing Agreement	02/01/2007	Special Servicer	01/01/2021 – 12/31/2021
BACM 2007-5	Pooling and Servicing Agreement	12/01/2007	Special Servicer	01/01/2021 – 12/31/2021
BACM 2008-1	Pooling and Servicing Agreement	06/01/2008	Special Servicer	01/01/2021 – 12/31/2021
BANCORP 2019-CRE6	Pooling and Servicing Agreement	09/26/2019	Special Servicer	01/01/2021 – 12/31/2021
BANK 2017-BNK5	Pooling and Servicing Agreement	06/01/2017	General Special Servicer	01/01/2021 – 12/31/2021
BANK 2020-BNK27	Pooling and Servicing Agreement	06/01/2020	Special Servicer	01/01/2021 – 12/31/2021
BANK 2021-BNK37	Pooling and Servicing Agreement	11/01/2021	General Special Servicer	11/22/2021 – 12/31/2021
BENCHMARK 2018-B4	Pooling and Servicing Agreement	07/01/2018	Special Servicer	01/01/2021 – 12/31/2021
BENCHMARK 2018-B8	Pooling and Servicing Agreement	12/01/2018	Special Servicer	01/01/2021 – 12/31/2021
BENCHMARK 2019-B13	Pooling and Servicing Agreement	10/01/2019	Special Servicer	01/01/2021 – 12/31/2021
BENCHMARK 2021-B23	Pooling and Servicing Agreement	02/01/2021	Special Servicer	02/18/2021 – 12/31/2021
BHMS 2018-ATLS	Trust and Servicing Agreement	07/09/2018	Special Servicer	01/01/2021 – 12/31/2021
BMARK 2018-B2	Pooling and Servicing Agreement	02/01/2018	Special Servicer	01/01/2021 – 12/31/2021
BMARK 2019-B12	Pooling and Servicing Agreement	08/01/2019	Special Servicer	06/11/2021 – 12/31/2021
BMARK 2021-B30	Pooling and Servicing Agreement	11/01/2021	Special Servicer	11/16/2021 – 12/31/2021
BPR 2021-NRD	Trust and Servicing Agreement	12/22/2021	Special Servicer	12/22/2021 – 12/31/2021
BSCMS 2007-PWR18	Pooling and Servicing Agreement	12/01/2007	General Special Servicer	01/01/2021 – 12/31/2021

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
BSCMS 2007-TOP26	Pooling and Servicing Agreement	04/01/2007	Special Servicer	05/25/2021 – 12/31/2021
BX 2017-CQHP	Trust and Servicing Agreement	11/30/2017	Special Servicer	01/01/2021 – 12/31/2021
BX 2019-ATL	Trust and Servicing Agreement	10/09/2019	Special Servicer	01/01/2021 – 12/31/2021
CF 2019-CF1	Pooling and Servicing Agreement	04/01/2019	Special Servicer	06/11/2021 – 12/31/2021
CF 2019-MF1	Trust and Servicing Agreement	08/21/2019	Special Servicer	01/01/2021 – 11/15/2021
CFCRE 2016-C3	Pooling and Servicing Agreement	01/01/2016	Special Servicer	01/01/2021 – 12/31/2021
CGCMT 2016-P4	Pooling and Servicing Agreement	07/01/2016	Special Servicer	01/01/2021 – 12/31/2021
CGCMT 2016-P6	Pooling and Servicing Agreement	12/01/2016	Special Servicer	01/01/2021 – 12/31/2021
CGCMT 2020-GC46	Pooling and Servicing Agreement	02/01/2020	Special Servicer	01/01/2021 – 12/31/2021
COBALT 2007-C2	Pooling and Servicing Agreement	04/01/2007	Special Servicer	01/01/2021 – 12/31/2021
COBALT 2007-C3	Pooling and Servicing Agreement	08/01/2007	Special Servicer	01/01/2021 – 06/17/2021
COMM 2013-CCRE11	Pooling and Servicing Agreement	10/01/2013	Special Servicer	01/01/2021 – 12/31/2021
COMM 2015-CCRE23	Pooling and Servicing Agreement	05/01/2015	Special Servicer	01/01/2021 – 12/31/2021
COMM 2015-CCRE25	Pooling and Servicing Agreement	08/01/2015	Special Servicer	01/01/2021 – 12/31/2021
COMM 2015-CCRE26	Pooling and Servicing Agreement	10/01/2015	Special Servicer	01/01/2021 – 12/31/2021
COMM 2016-CCRE28	Pooling and Servicing Agreement	02/01/2016	Special Servicer	01/01/2021 – 12/31/2021
COMM 2016-DC2	Pooling and Servicing Agreement	03/01/2016	Special Servicer	01/01/2021 – 12/31/2021
COMM 2019-GC44	Pooling and Servicing Agreement	12/01/2019	Special Servicer for the 180 Water Whole Loan	01/01/2021 – 12/31/2021

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
COMM 2021-LBA	Trust and Servicing Agreement	03/17/2021	Special Servicer	03/17/2021 – 12/31/2021
CPTS 2019-CPT	Trust and Servicing Agreement	11/09/2019	Special Servicer	01/01/2021 – 12/31/2021
CSAIL 2017-CX10	Pooling and Servicing Agreement	11/01/2017	Special Servicer	01/01/2021 – 12/31/2021
CSMC 2008-C1	Pooling and Servicing Agreement	04/01/2008	Special Servicer	01/01/2021 – 12/31/2021
CSMC 2014-USA	Trust and Servicing Agreement	09/11/2014	Special Servicer	01/01/2021 – 12/31/2021
DBJPM 2020-C9	Pooling and Servicing Agreement	08/01/2020	Special Servicer	01/01/2021 – 12/31/2021
DCOT 2019-MTC	Trust and Servicing Agreement	10/30/2019	Special Servicer	01/01/2021 – 12/31/2021
DROP 2021-FILE	Trust and Servicing Agreement	04/30/2021	Special Servicer	04/30/2021 – 12/31/2021
EQUS 2021-EQAZ	Trust and Servicing Agreement	11/03/2021	Special Servicer	11/03/2021 – 12/31/2021
GRACE 2014-GRCE	Trust and Servicing Agreement	06/06/2014	Special Servicer	01/01/2021 – 01/12/2021
GSMS 2012-GCJ7	Pooling and Servicing Agreement	06/01/2012	Special Servicer	01/01/2021 – 12/31/2021
GSMS 2014-GC22	Pooling and Servicing Agreement	06/01/2014	Special Servicer	01/01/2021 – 12/31/2021
GSMS 2014-GC26	Pooling and Servicing Agreement	12/01/2014	Cypresswood Court Shopping Center Special Servicer	01/01/2021 – 12/31/2021
GSMS 2015-GC32	Pooling and Servicing Agreement	07/01/2015	Special Servicer	01/01/2021 – 12/31/2021
GSMS 2018-RIVR	Trust and Servicing Agreement	07/27/2018	Special Servicer	01/01/2021 – 12/31/2021
GSMS 2019-BOCA	Trust and Servicing Agreement	06/26/2019	Special Servicer	01/01/2021 – 12/31/2021
GSMS 2020-GC45	Pooling and Servicing Agreement	01/01/2020	Starwood Special Servicer	01/01/2021 – 12/31/2021

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
GSMS 2020-TWN3	Trust and Servicing Agreement	11/04/2020	Special Servicer	01/01/2021 – 12/31/2021
GSMS 2021-ROSS MZ	Trust and Servicing Agreement	06/04/2021	Mezzanine Special Servicer	06/04/2021 – 12/31/2021
GSMS 2021-STAR	Trust and Servicing Agreement	12/22/2021	Special Servicer	12/22/2021 – 12/31/2021
HILT 2016-HHV	Trust and Servicing Agreement	11/28/2016	Special Servicer	01/01/2021 – 12/31/2021
Hudson Yards 2019-55HY	Trust and Servicing Agreement	12/06/2019	Special Servicer	01/01/2021 – 12/31/2021
JPMBB 2014-C19	Pooling and Servicing Agreement	06/01/2014	Special Servicer	08/04/2021 – 12/31/2021
JPMBB 2015-C33	Pooling and Servicing Agreement	11/01/2015	Special Servicer	01/01/2021 – 12/31/2021
JPMC 2006-CIBC17	Pooling and Servicing Agreement	11/28/2006	Special Servicer	01/01/2021 – 12/31/2021
JPMC 2006-LDP9	Pooling and Servicing Agreement	12/01/2006	Special Servicer	01/01/2021 – 12/31/2021
JPMCC 2008-C2	Pooling and Servicing Agreement	05/01/2008	Special Servicer	01/01/2021 – 12/31/2021
JPMC 2018-LAQ	Trust and Servicing Agreement	07/6/2018	Special Servicer	01/01/2021 – 12/31/2021
JPMCC 2013-C16	Pooling and Servicing Agreement	11/01/2013	Special Servicer	01/01/2021 – 12/31/2021
JPMCC 2017-JP7	Pooling and Servicing Agreement	07/01/2017	Special Servicer	01/01/2021 – 12/31/2021
JPMCC 2018-ASH8	Trust and Servicing Agreement	02/28/2018	Special Servicer	01/01/2021 – 12/31/2021
JPMCC 2019-ICON UES	Trust and Servicing Agreement	05/16/2019	Special Servicer	01/01/2021 – 12/31/2021
JPMCC 2020-NNN	Trust and Servicing Agreement	03/05/2020	Special Servicer	01/01/2021 – 12/31/2021
JPMCC 2021-MHC	Trust and Servicing Agreement	04/20/2021	Special Servicer	04/20/2021 – 12/31/2021

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
JPMDB 2017-C5	Pooling and Servicing Agreement	03/01/2017	Special Servicer	01/01/2021 – 12/31/2021
LBUBS 2006-C6	Pooling and Servicing Agreement	09/11/2006	Special Servicer	01/01/2021 – 12/31/2021
LUXE 2021-MLBH	Trust and Servicing Agreement	11/04/2021	Special Servicer	11/04/2021 – 12/31/2021
MHC 2021-MHC	Trust and Servicing Agreement	04/09/2021	Special Servicer	04/26/2021 – 12/31/2021
MHC 2021-MHC2	Trust and Servicing Agreement	05/27/2021	Special Servicer	05/27/2021 – 12/31/2021
MHP 2021-STOR	Trust and Servicing Agreement	07/14/2021	Special Servicer	08/05/2021 – 12/31/2021
MLCFC 2006-1	Pooling and Servicing Agreement	03/01/2006	Special Servicer	01/01/2021 – 12/31/2021
MLCFC 2006-4	Amended and Restated Pooling and Servicing Agreement dated as of December 1, 2006	03/12/2010	Special Servicer	01/01/2021 – 12/31/2021
MLCFC 2007-5	Pooling and Servicing Agreement	03/01/2007	Special Servicer	01/01/2021 – 12/31/2021
MLCFC 2007-6	Amended and Restated Pooling and Servicing Agreement dated as of April 1, 2007	02/21/2017	Special Servicer	01/01/2021 – 12/31/2021
MLMT 2006-C1	Pooling and Servicing Agreement	05/01/2006	Special Servicer	01/01/2021 – 12/31/2021
MOFT 2020-ABC	Trust and Servicing Agreement	02/26/2020	Special Servicer	01/01/2021 – 12/31/2021
MSBAM 2013-C8	Pooling and Servicing Agreement	02/01/2013	Special Servicer	01/01/2021 – 05/14/2021
MSBAM 2013-C12	Pooling and Servicing Agreement	10/01/2013	Special Servicer	06/24/2021 – 12/31/2021
MSBAM 2014-C15	Pooling and Servicing Agreement	04/01/2014	Special Servicer	04/09/2021 – 12/31/2021

MSBAM 2014-C19	Pooling and Servicing Agreement	12/01/2014	Special Servicer for the Linc LIC Loan Pair	01/01/2021 – 12/31/2021
MSBAM 2015-C21	Pooling and Servicing Agreement	02/01/2015	Excluded Mortgage Loan Special Servicer	01/01/2021 – 12/31/2021
MSBAM 2015-C27	Pooling and Servicing Agreement	11/01/2015	Special Servicer	01/01/2021 – 12/31/2021
MSC 2016-UBS11	Pooling and Servicing Agreement	08/01/2016	Special Servicer	01/01/2021 – 12/31/2021
MSC 2019-PLND	Trust and Servicing Agreement	05/30/2019	Special Servicer	01/01/2021 – 12/31/2021
MSC 2021-ILP	Trust and Servicing Agreement	11/30/2021	Special Servicer	11/30/2021 – 12/31/2021
MSCI 2016-UBS9	Pooling and Servicing Agreement	03/01/2016	Special Servicer	01/01/2021 – 12/31/2021
NOHT 2019-HNLA	Trust and Servicing Agreement	05/15/2019	Special Servicer	02/19/2021 – 12/31/2021
ONE 2021-PARK	Trust and Servicing Agreement	02/26/2021	Special Servicer	02/26/2021 – 12/31/2021
OPG 2021-PORT	Trust and Servicing Agreement	10/07/2021	Special Servicer	10/07/2021 – 12/31/2021
PKHL 2021-MF	Trust and Servicing Agreement	07/09/2021	Special Servicer	07/29/2021 – 12/31/2021
SREIT 2021-FLWR	Trust and Servicing Agreement	07/22/2021	Special Servicer	07/22/2021 – 12/31/2021
SREIT 2021-MFP	Trust and Servicing Agreement	11/09/2021	Special Servicer	11/30/2021 – 12/31/2021
SREIT 2021-PALM	Trust and Servicing Agreement	10/21/2021	Special Servicer	10/21/2021 – 12/31/2021
UBS 2017-C1	Pooling and Servicing Agreement	06/01/2017	Special Servicer	01/01/2021 – 12/31/2021
VNDO 2016-350P	Trust and Servicing Agreement	12/06/2016	Special Servicer	01/01/2021 – 12/31/2021
WBCMT 2006-C23	Pooling and Servicing Agreement	03/01/2006	Special Servicer	01/01/2021 – 12/31/2021
WBCMT 2006-C28	Pooling and Servicing Agreement	10/01/2006	Special Servicer	01/01/2021 – 12/31/2021

WBCMT 2007-C33	Pooling and Servicing Agreement	08/01/2007	Special Servicer	01/01/2021 – 12/31/2021
WBCMT 2007-C34	Pooling and Servicing Agreement	11/01/2007	Special Servicer	01/01/2021 – 12/31/2021
WBHT 2019-WBM	Trust and Servicing Agreement	02/20/2019	Special Servicer	01/01/2021 – 12/31/2021
WFCM 2016-C35	Pooling and Servicing Agreement	07/01/2016	General Special Servicer	01/01/2021 – 12/31/2021
WFCM 2016-NXS6	Pooling and Servicing Agreement	10/01/2016	Special Servicer	01/01/2021 – 12/31/2021
WFCM 2019-JWDR	Trust and Servicing Agreement	10/08/2019	Special Servicer	01/01/2021 – 12/31/2021
WFCM 2021-C61	Pooling and Servicing Agreement	12/01/2021	Special Servicer	12/06/2021 – 12/31/2021
WFRBS 2013-C11	Pooling and Servicing Agreement	02/01/2013	Special Servicer	01/01/2021 – 12/31/2021
WFRBS 2013-C15	Pooling and Servicing Agreement	08/01/2013	General Special Servicer	01/01/2021 – 12/31/2021
WFRBS 2013-UBS1	Pooling and Servicing Agreement	12/01/2013	Special Servicer	01/01/2021 – 12/31/2021
WFRBS 2014-C21	Pooling and Servicing Agreement	08/01/2014	General Special Servicer	01/01/2021 – 12/09/2021
WFRBS 2014-C22	Pooling and Servicing Agreement	09/01/2014	General Special Servicer	01/01/2021 – 12/31/2021
WFRBS 2014-C23	Pooling and Servicing Agreement	09/01/2014	General Special Servicer	01/01/2021 – 12/31/2021
WFRBS 2014-C25	Pooling and Servicing Agreement	12/1/2014	Special Servicer	01/01/2021 – 12/31/2021